EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Innovus Pharmaceuticals, Inc. (the “Corporation”) for the quarter ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Bassam Damaj, principal executive and financial officer of the Corporation, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation as of March 31, 2016.

Dated: May 16, 2016	/s/ Bassam Damaj
Bassam Damaj, President and Chief Executive Officer (Chief Executive and Financial Officer)